1 IMPORTANT INFORMATION REGARDING CASH ELECTION IN CONNECTION WITH NEWTEK BUSINESS SERVICES CORP.’S DIVIDEND PAYABLE ON DECEMBER 31, 2015 November 23, 2015 To Shareholders of Newtek Business Services Corp: On October 1, 2015, our Board of Directors declared a special dividend of approximately $34.0 million, payable on December 31, 2015, to common shareholders of record as of the close of business on November 18, 2015, in the amount of $2.69 per share (revised to reflect the 12.6 million shares of common stock currently outstanding). The special dividend represents the distribution of our earnings and profits accumulated through December 31, 2014, prior to the effective date of our election to be treated as a regulated investment company (RIC). The dividend is necessary to allow us to qualify for favorable RIC tax treatment and eliminate our liability for corporate-level federal income taxes. Specifically, to qualify as a RIC for our taxable year ending December 31, 2015, we must, among other things, distribute any previously undistributed earnings and profits that we accumulated through December 31, 2014, which is the period prior to the effective date of our election to qualify as a RIC. This distribution must be paid by December 31, 2015, which is the end of the first taxable year that we expect to qualify as a RIC. As a RIC, we generally will not be required to pay corporate-level federal income taxes on any income that we distribute to our shareholders as distributions. The special dividend will be payable up to 27% in cash and at least 73% in newly issued shares of our common stock. Each shareholder will have the right to elect to receive such dividend in cash or common stock by completing and returning the Election Form attached to this letter, although no more than 27% of the total dividend paid to all shareholders will be paid in cash. If the total portion of the dividend to be paid to shareholders electing to receive cash exceeds 27% of the total dividend, each such shareholder electing to receive cash will receive an allocable portion of the total cash to be distributed and the remaining portion of the distribution to be paid to each such shareholder will be paid in our common stock. Certain Treasury regulations and Internal Revenue Service (IRS) private letter rulings provide guidance to the effect that corporate dividends that are payable in cash or in stock at the election of a shareholder are taxable to the shareholder whether paid in cash or stock. For tax purposes, 100% of this dividend will be reported as a qualified dividend (subject to shareholders meeting the applicable holding period and other requirements – please consult your tax advisor). The number of shares of our common stock to be issued to shareholders receiving all or a portion of the dividend in shares of our common stock will be based on the volume-weighted average price per share of our common stock on the Nasdaq Global Market on December 11, 14 and 15, 2015. The dividend will be paid on December 31, 2015. This letter includes an Election Form that you must complete and return by December 22, 2015, in connection with the dividend. Before completing your Election Form, you should carefully read this letter. In the case of any shares of our outstanding common stock as to which a valid and timely election is not made, the holders of such shares of common stock will be deemed to have elected to receive 100% of the dividend in the form of cash. THE ELECTION You may elect to receive the dividend in the form of cash or shares of common stock by choosing one of the election options in the accompanying Election Form, subject to the 27% limit on cash distributions described elsewhere in this letter:  Cash Election. You elect to receive payment of the dividend in cash.  Stock Election. You elect to receive payment of the dividend in the form of shares of our common stock. Your election may be limited by the cash limit described elsewhere in this letter, and you may not receive all cash to the extent these limits require that a different allocation be made to you. We will pay cash in lieu of issuing any fractional shares of our common stock in connection with the dividend.

2 For any given share of our common stock, an election with respect to the dividend may be made only by the holder of record of that share as of the close of business on November 18, 2015, which is the record date for the dividend. To elect payment in cash or shares of common stock, you must complete and sign the enclosed Election Form and deliver it to American Stock Transfer and Trust Company, the transfer agent, at the address below, no later than 5:00 P.M., Eastern Standard Time, on December 22, 2015 (the “Election Date”). At any time before the Election Date, you may change your election by timely delivery to the transfer agent of a properly completed and later-dated Election Form. If you hold shares through a bank, broker or nominee, please contact such bank, broker or other nominee and inform it of the election that it should make on your behalf. If you do not (or your bank, broker or other nominee does not on your behalf) timely return a properly completed Election Form by the Election Date, you will have been deemed to have elected to receive payment of the dividend in cash. The method of delivery of the Election Form is at your option and risk, and the delivery will be deemed made only when actually received by the transfer agent. In all cases, sufficient time should be allowed to ensure timely delivery. The submission of an Election Form with respect to the dividend will constitute your representation and warranty that you have full power and authority to make such election. All questions as to the validity, form, eligibility (including time of receipt) and acceptance by us of any dividend election form will be resolved by us, in our sole discretion, and our determination as to the resolution of any such questions shall be final and binding on all parties. We reserve the absolute right to reject, in our sole discretion, any and all Election Forms determined by us not to be in proper form, not timely received, ineligible or otherwise invalid or the acceptance of which may, in the opinion of our counsel, be unlawful. We also reserve the absolute right to waive any defect or irregularity in the Election Form submitted by any particular shareholder, whether or not similar defects or irregularities are waived in the case of other shareholders. No valid election will be deemed to have been made until all defects and irregularities have been cured or waived to our satisfaction. Neither we nor the transfer agent nor any other person will be under any duty to give notification of any defects or irregularities in Election Forms or incur any liability for failure to give any such notification. Our interpretation of the terms and conditions of the dividend will be final and binding. All shares of our common stock issued in the dividend will be issued only in book-entry form. As soon as administratively possible after the payment date for the dividend, the transfer agent will issue and mail to each of our shareholders of record that is a recipient of shares of our common stock in the dividend a statement listing the number of shares of our common stock credited to such shareholder’s book-entry account and a payment check or direct deposit for any cash to which such shareholder is entitled (including, if applicable, cash in lieu of fractional shares) in the dividend. For each of those shareholders who holds through a bank, broker or other nominee, the shares of our common stock and cash to which such shareholder is entitled will be delivered by the transfer agent to such shareholder’s bank, broker or other nominee. The bank, broker or other nominee will then allocate the shares and cash into such shareholder’s individual account. All cash payments to which a shareholder is entitled in the dividend will be rounded to the nearest penny. Completed Election Forms must be delivered to our transfer agent, American Stock Transfer and Trust Company, no later than 5:00 P.M., Eastern Standard Time, on December 22, 2015, in the enclosed envelope in accordance with the following delivery instructions: By Regular Mail, Overnight Courier or Hand Delivery: American Stock Transfer and Trust Company Attention: Operations Center 6201 15th Avenue Brooklyn, NY 11219 If you are a shareholder of record and need additional information about completing the attached Election Form or other matters relating to the dividend, please contact our transfer agent, American Stock Transfer and Trust Company, at 800-937-5449. EFFECT OF CASH LIMIT The total amount of cash payable in the dividend is limited to 27% of the aggregate amount of the dividend, not including any cash payments in lieu of fractional shares. If a sufficient number of shareholders elect to receive common stock, all shareholders who elect cash will receive their entire dividend in cash in accordance with their elections.

3 However, if satisfying all shareholder elections would result in the payment of cash in excess of the 27% cash limit, then the total amount of cash will be allocated on a pro rata basis among those shareholders who elected to receive cash. As a result, if you elect to receive the dividend in the form of cash, you will not receive the entire dividend in the form of cash. Instead, you will receive a portion of the dividend to which you are entitled in cash and the remainder of the dividend in excess of a shareholder’s pro rata share of the total amount of cash to be distributed will be paid in the form of shares of our common stock (subject to the payment of cash in lieu of any fractional shares). In no event will a shareholder electing to receive cash receive less than 27% of their aggregate dividend in cash. All cash payments to which a shareholder may be entitled will be rounded to the nearest penny. The number of shares of our common stock to be issued to shareholders receiving all or a portion of the dividend in shares of our common stock will be based on the volume-weighted average price per share of our common stock on the Nasdaq Global Market on December 11, 14 and 15, 2015. DIVIDEND REINVESTMENT PLAN SUSPENSION We have suspended our dividend reinvestment plan for the purpose of this dividend. As a result, the dividend reinvestment plan will not apply to the dividend. Consequently, you must make an election to receive shares of our common stock on the enclosed Election Form even if you are a dividend reinvestment plan participant in order to receive shares of our common stock in connection with the dividend. FEDERAL INCOME TAXATION CONSIDERATIONS The following summary of federal income tax considerations regarding the dividend is based on current law and is for general information only and is not tax advice. This discussion does not purport to deal with all aspects of taxation that may be relevant to particular holders of our common stock in light of their personal investment or tax circumstances. Federal Income Tax Consequences of the Dividend For purposes of the following discussion, a U.S. shareholder is a holder of our common stock who, for U.S. federal income tax purposes, is: • a citizen or resident of the United States; • a corporation or other entity taxable as a corporation created or organized in or under the laws of the United States or of any state or under the laws of the District of Columbia, unless regulations promulgated by the U.S. Department of the Treasury provide otherwise; • an estate, the income of which is subject to Federal income taxation regardless of its source; or • a trust whose administration is under the primary supervision of a U.S. court and with respect to which one or more U.S. persons have the authority to control all substantial decisions of the trust. The tax consequences of the dividend will depend on a shareholder’s particular tax circumstances. Holders of our common stock are urged to consult their tax advisors regarding the specific federal, state, local, and foreign income and other tax consequences of the dividend. The special dividend represents the distribution of our earnings and profits accumulated through December 31, 2014, prior to the effective date of our election to be treated as a RIC. The dividend is necessary to allow us to qualify for favorable RIC tax treatment and eliminate our liability for corporate-level federal income taxes. Specifically, in order to qualify as a RIC for our taxable year ending December 31, 2015, we must, among other things, distribute any previously undistributed earnings and profits that accumulated through December 31, 2014, which is the period prior to the effective date of our election to qualify as a RIC. This distribution must be paid by December 31, 2015, which is the end of the first taxable year that we expect to qualify as a RIC. As a RIC, we generally will not be required to pay corporate-level federal income taxes on any income that we distribute to our shareholders as distributions. We are limiting the maximum aggregate amount of cash to be distributed as part of the dividend. We are relying on applicable Treasury regulations and private letter rulings issued by the IRS regarding certain stock dividends confirming that: (1) the dividend will be treated as a taxable dividend for federal income tax purposes; and (2) the amount of the dividend paid in common stock will be equal to the amount of cash that could been received instead of the common stock.

4 Taxation of United States Shareholders Each shareholder must include the sum of the value of the shares of our common stock and the amount of cash, if any, received pursuant to the dividend in his, her, or its gross income as dividend income to the extent that such shareholder’s share of the dividend is paid out of our current and accumulated earnings and profits allocable to the dividend. The Treasury regulations and IRS private letter rulings noted above confirm that, for this purpose, the amount of the dividend paid in common stock will be equal to the amount of cash that could have been received instead of the common stock. A shareholder that receives shares of our common stock pursuant to the dividend would have a tax basis in such stock equal to the amount of cash that could have been received instead of such stock as described above, and the holding period in such stock would begin on the day following the payment date for the dividend. For tax purposes, 100% of this dividend will be reported as a qualified dividend eligible for the reduced maximum tax rates applicable to qualified dividends for non-corporate shareholders (subject to shareholders meeting the applicable holding period and other requirements). It is uncertain whether the dividend will be eligible for the dividends received deduction available to U.S. shareholders that are domestic corporations but not S corporations. Shareholders should consult their own tax advisors concerning the U.S. federal tax treatment of the dividend as a qualified dividend or as eligible for the dividends received deduction in light of their unique circumstances. Taxation of Non-United States Shareholders The following discussion is applicable to non-U.S. shareholders that did not own more than 5% of our common stock at any time during the one-year period ending on the payment date of the dividend. For non-U.S. shareholders, the dividend will be subject to withholding of U.S. Federal withholding tax on a gross basis at a 30% rate (or such lower rate as may be specified by an applicable income tax treaty), unless it is treated as effectively connected with the conduct by the non-U.S. shareholder of a United States trade or business. Certain certification and disclosure requirements must be satisfied for the shareholder to be exempt from withholding under the effectively connected income exemption or to qualify for a reduced rate of withholding under an applicable treaty. If the dividend is effectively connected with a non-U.S. shareholder’s U.S. trade or business, such non-U.S. shareholder will be subject to tax on the dividend on a net basis (that is, after allowance of deductions) at graduated rates and generally will not be subject to withholding. A non-U.S. shareholder that is a corporation may also be subject to an additional branch profits tax on the dividend at a 30% rate or such lower rate as may be specified by an applicable income tax treaty. Generally, information reporting will apply to the payment of the dividend, and backup withholding at the rate of 28% may apply, unless the payee certifies that it is not a U.S. person or otherwise establishes an exemption. Legislation commonly referred to as the “Foreign Account Tax Compliance Act,” or “FATCA,” generally imposes a 30% withholding tax on payments of certain types of income to foreign financial institutions that: (1) fail to agree to report to the U.S. Treasury certain information regarding accounts held by both U.S. persons and foreign entities that have U.S. persons as substantial owners, and (2) reside in jurisdictions that have not entered into intergovernmental agreements with the IRS to provide such information. The types of income subject to the tax include U.S. source interest and dividends, and after December 31, 2018, the gross proceeds from the sale of any property that could produce U.S.-source interest or dividends. The information required to be reported includes the identity and taxpayer identification number of each account holder that is a U.S. person and transaction activity within the holder’s account. In addition, subject to certain exceptions, this legislation also imposes a 30% withholding on payments to foreign entities that are not financial institutions unless the foreign entity certifies that it does not have a greater than 10% U.S. owner or provides the withholding agent with identifying information on each greater than 10% U.S. owner. Depending on the status of a Non-U.S. Shareholder and the status of the intermediaries through which they hold their shares, non-U.S. shareholders could be subject to this 30% withholding tax with respect to distributions on their shares and proceeds from the sale of their shares. Under certain circumstances, a non-U.S. shareholder might be eligible for refunds or credits of such taxes. Non-U.S. Shareholders should consult their own tax advisers with respect to the U.S. federal income tax and withholding tax consequences of the dividend in light of their own unique circumstances. This summary is general in nature and was not intended or written to be used, and it cannot be used by any taxpayer, for the purpose of avoiding penalties that may be imposed on the taxpayer. Each shareholder should seek advice based on such shareholder’s particular circumstances from an independent tax advisor.

5 Where You Can Find More Information We file annual, quarterly and current reports, proxy statements and other information with the SEC. The SEC maintains an Internet website that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC, including us, that is available over the Internet at http://www.sec.gov. Sincerely, /s/ Barry Sloane President, Chairman, Founder and CEO Newtek Business Services Corp.